Fourth Quarter & Full Year 2015 Earnings Presentation March 9, 2016

2 FORWARD-LOOKING AND OTHER INFORMATION IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain financial projections and forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We have recently completed the sale of our recycling and specification alloys and extrusions businesses. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this press release are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions and divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (7) our ability to fulfill our substantial capital investment requirements; (8) our ability to retain the services of certain members of our management; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (12) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (13) variability in general economic conditions on a global or regional basis; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (18) our ability to access the credit and capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP performance measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the 2015 ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. These adjustments are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission.

3 FOURTH QUARTER & FULL YEAR OVERVIEW  4Q15 Adjusted EBITDA of $39M; 2015 Adjusted EBITDA of $223M  Global Automotive volumes up 33% in 4Q15  Global Aerospace volumes up 15% in 4Q15  Lower year-over-year North America B&C volumes  Stronger U.S. dollar positively impacted EU profitability  Liquidity of $435M as of Dec. 31, 2015  Completed divestitures of recycling & extrusions businesses for $583M of net proceeds 4Q & FY Adjusted EBITDA ($M)1 $223 $176 $39$39 4Q14 2014 2% 26% 2015 4Q15 Grew FY Adjusted EBITDA in a challenging metal spread environment Adjusted EBITDA per ton ($/t)2 1Excludes discontinued operations 2Excludes third party slab shipments of 1kT in 4Q14 & FY 2014, 3kT in 4Q15 & 13kT in FY 2015 3Includes discontinued ops. volumes of 306kT & 1249kT and Adj. EBITDA of $20M & $89M in 4Q14 & 2014, respectively $118 $130 $199 $222$208 $271 4Q14 4Q14 4Q15 2014 2014 2015 Includes disc ops3 Continuing ops

KEY GLOBAL END USE

		4Q YoY Growth	2015 YoY Growth	Volume Drivers
	Aerospace	15%	12%	▪ Strong industry backlogs; increasing build rates ▪ China opportunities driving Aleris volume growth
	Automotive	33%	25%	▪ EU premium Auto builds up 9%[1] ▪ U.S. Auto industry sales hit new record in 2015
	Heat Exchanger	7%	2%	▪ Continued healthy demand ▪ EU Auto builds up 8%[1]

[1] IHS Global Insights, 2016

4

KEY REGIONAL END USE

		4Q YoY Growth	2015 YoY Growth	Volume Drivers
	N.A. Building & Construction	(25%)	(9%)	▪ Uneven housing recovery and customer destocking ▪ 4Q14 benefited from advance buying
	N.A. Distribution	4%	(1%)	▪ Industry import levels remain elevated ▪ Continued focus to move to more customized bill of material business
	N.A. Truck Trailer	(0%)	4%	▪ Cycle returning to normal after a strong year
	EU Regional Commercial Plate & Sheet	20%	(3%)	▪ Regional Europe business gaining traction ▪ Challenges presented by operational performance

Inconsistent demand patterns in 2015; momentum building in 2016

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6 ASIA PACIFIC UPDATE Shipments by Quarter (tons) 4Q15 5773 3Q15 5472 2Q15 5441 1Q15 5141 4Q14 3872 3Q14 3806 2Q14 2809 1Q14 2324 Volume & productivity driving profitability  Exited start-up phase  Achieved positive Adjusted EBITDA for the third consecutive quarter; benefits from volume & favorable product mix  Aerospace build rates ramping up to meet backlogs  Enhanced operating leverage positions plant for higher profitability  Achieving planned productivity improvements Cash Conversion Cost per ton Index 1.0x 0.7x 0.5x 0.5x 0.5x 0.4x 0.5x 0.4x 3Q14 2Q15 3Q15 1Q15 4Q15 4Q14 2Q14 1Q14 Adjusted EBITDA by Quarter ($M) $0.1 $1.3 $0.6 3Q14 2Q15 1Q15 3Q15 4Q15 ($1.9) 4Q14 1Q14 2Q14

LEWISPORT AUTOMOTIVE EXPANSION UPDATE

Aleris

ESTIMATED LEWISPORT ABS EXPANSION CAPEX ($M)

2014	2015	2016F
$14	$155	$180

4Q15
$58



- Greater than 50% of capacity committed with customers; fixed conversion prices
- Commitments come with significant "take or pay" obligations
- To receive up to $80M in advance payments under these arrangements; $20M which has already been received
- Deployed $169M as of 4Q15 for Lewisport ABS expansion
- On target for all key milestones
- Expansion includes new wide cold mill, two continuous annealing lines, and automotive innovation center



Project remains on target for 2017 shipments

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8 $39 $5 $12 $5 $10 $39 20 25 30 35 40 45 $2 Metal Spreads Price Volume/Mix $2 4Q14 4Q15 Currency/ Translation/ Other $2 Productivity Base Inflation Commodity Inflation ADJUSTED EBITDA BRIDGE 4Q15 vs. 4Q14 ($M) $176 $23 $21 $27 $223 20 40 60 80 100 120 140 160 180 200 0 240 Commodity Inflation $5 Metal Spreads $14 Price Volume/Mix $10 2014 2015 Currency/ Translation/ Other $17 Productivity Base Inflation 2015 vs. 2014

9 NORTH AMERICA  Overall volume decrease due primarily to lower B&C shipments  Unfavorable scrap spreads from lower aluminum prices  Productivity savings from improved scrap recovery & utilization Volume (kT) Segment Adjusted EBITDA ($M) 4Q15 Performance 4Q Adjusted EBITDA Bridge ($M) 396 372 482 493 121 108 2% (10%) 4Q15 4Q14 2015 2014 2013 2012 $111 $76 $96 $109 $19 $12 4Q15 4Q14 2015 2014 2013 2012 Adj. EBITDA / ton $282 $205 $199 $221 $157 $110 $19 $6 $4 $7 $2 $3 $3 $12 $20 $15 $10 $5 $0 4Q15 Other $0 Productivity Base Inflation Commodity Inflation Metal Spreads Price Volume/Mix 4Q14

10 METAL UPDATE $1.10 $0.25 $1.05 $0.20 $0.15 $1.20 $1.15 $0.35 $0.30 $1.00 $0.85 $0.80 $0.95 $0.90 $0.75 $0.70 Mar 2015 Dec 2014 Sep 2014 Jun 2014 Mar 2014 Jan 2014 Dec 2015 Sep 2015 Jun 2015 1Platts, Aleris Management Analysis, December 2015 Weighted Painted Siding, Mixed Low Copper, Sheet Spread P1020 (left axis) North America Scrap Spreads1  Year-over-year decline in spreads due to sharp P1020 decline  Closely monitoring scrap availability  Focused operational improvements reduced spread impact

11 281 298 302 314 70 79 4% 13% 4Q15 4Q14 2015 2014 2013 2012 EUROPE  Increased volumes driven by increases in Automotive & Regional plate & sheet demand  Stronger U.S. dollar had a favorable impact  Productivity savings in operations & labor and lower natural gas costs  Higher slab and hardener prices as well as decreased levels of scrap Volume (kT) Segment Adjusted EBITDA ($M) 4Q15 Performance 4Q Adjusted EBITDA Bridge ($M) $31 $3 $5 $3 $5 $34 $10 $30 $40 $0 $25 $15 $20 $35 $5 $2 Productivity Currency/ Translation/ Other 4Q15 Base Inflation Commodity Inflation $1 Metal Spreads Price $1 Volume/Mix 4Q14 $137 $115 $121 $149 $31 $34 4Q15 2012 2013 2014 2015 4Q14 Adj. EBITDA / ton1 $484 $387 $400 $476 $438 $432 1Excludes third party slab sales from Voerde & Koblenz cast houses of 1kT in 2013, 1kT in 2014, and 13kT in 2015

12 METAL HEDGING PRACTICES Robust risk management discipline minimizes commodity price exposures  Pass through pricing and tolling  Minimize inventory levels  Sell 100% of open inventory forward  LME and regional premium volatility (inventory exposure) Risk Impact Mitigation Strategy  Lowers margin volatility  Minimizes earnings impact  Risk limited to turn of inventory (“metal lag”)  Match sales with physical purchases or LME forwards  Attempt to minimize LT fixed price sales  Forward price sales  Locks in rolling margin  Reduces multiyear dated derivatives Adjusted EBITDA vs. Metal price lag Adj. EBITDA including metal lag $55 $51 $57 $47 $61 $39 $64 $40 (–) Income / (expense) from metal price lag 12 11 2 9 6 (22) (4) 1 Adj. EBITDA as reported $43 $40 $55 $39 $55 $60 $68 $39 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Metal price lag impact on gross profit $2 $14 $25 $9 ($6) ($16) ($24) $0 (+) Realized gains / (losses) on metal derivatives 10 (3) (24) 0 12 (6) 20 1 (Unfavorable) / favorable metal price lag net of realized derivative gains / losses $12 $11 $2 $9 $6 ($22) ($4) $1

13 CASH FLOW AND LTM WORKING CAPITAL Net Cash Flow ($M)1 Total Working Capital Days2,3 67 77 77 76 18% 21% 21% 21% 50 55 60 65 70 75 80 2015 2014 2013 2012 1Reflects cash flows of continuing operations and discontinuing operations as permitted by US GAAP 2Nichols sales and working capital included in 2011-2014; See appendix for more detail 3Pro forma for divestitures of Global Recycling and Extrusions businesses Utilizing liquidity generated from divestures & operations to invest in Lewisport ABS & Aero initiatives  Working capital levels remain elevated  Opportunities for additional working capital optimization  Operating cash flow benefits from lower aluminum prices and working capital improvements 4Q14 4Q15 2015 Cash provided (used) by Operating Activities $37 $48 $119 Capital Expenditures (56) (139) (314) Other (1) (0) 587 Net Cash Before Financing ($20) ($90) $393 ABL / Senior Notes / Other 20 (8) (360) Net Cash Flow After Financing ($1) ($98) $33

14 CAPITAL & LIQUIDITY OVERVIEW Investment in growth made in 2015 while reducing leverage Capital Structure ($M) Liquidity Summary ($M) $64 $91 $82 $96 $88 $30 $201 $103 $78 $225 $107 $14 2013 $188 2012 $315 2011 $142 4Q15 $139 2015 $298 2014 $121 Other Growth Lewisport ABS Project & Other Upgrades Maintenance Capital Expenditures Summary ($M)1 1Excludes discontinued operations CapEx of $63M, $75M, $50M, $43M in 2011-2014; $15M in 1Q15 2Includes discontinued operations 3Pro forma for the sale of Recycling & Extrusions businesses 4Amounts exclude applicable discounts 5Other excludes $45M of exchangeable notes 6Excludes Non-Recourse China Loan Facilities 12/31/2014 12/31/2015 Cash $29 $62 Availability under ABL facility 277 373 Liquidity $306 $435 12/31/142 12/31/14 PF3 12/31/15 Cash $36 $320 $62 ABL 224 0 0 Notes4 1,000 1,000 875 Non-Recourse China Loan Facilities4 217 217 205 Other4,5 18 5 5 Net Debt $1,423 $902 $1,023 LTM Adjusted EBITDA $265 $176 $223 Net Debt / LTM Adj.EBITDA 5.4x 5.1x 4.6x Net Recourse Debt6 / LTM Adj. EBITDA 4.6x 3.9x 3.7x

15 1Q16 OUTLOOK  Moderate year-over-year performance improvement after excluding approximately $10 million of currency exchange gains and favorable metal spreads in 1Q15; including these effects, 1Q16 moderately down vs. 1Q15  Global Automotive & Aerospace volumes expected to exceed prior year  Weaker North American metal spreads due to low aluminum price  Improved North American B&C and Distribution demand expected to be offset by lower Truck Trailer shipments following record 1Q15 demand  North American and European regional order patterns trending favorably  Aleris Operating System expected to drive favorable productivity

16 APPENDIX

17 4Q & FULL YEAR ADJUSTED EBITDA RECONCILIATION ($M) 2015 2014 2015 2014 Adjusted EBITDA of continuing operations $39.3 $38.5 $222.8 $176.5 Unrealized (losses) gains on derivative financial instruments of continuing operations (4.4) 1.4 (30.1) 5.4 Impact of recording inventory at fair value through purchase accounting — (2.5) — (8.1) Restructuring charges (1.6) (1.3) (10.3) (2.8) Unallocated currency exchange (losses) gains on debt (2.1) 4.7 1.0 12.0 Stock-based compensation expense (1.0) (2.9) (4.8) (13.8) Start-up costs (6.5) (5.3) (21.1) (24.5) Favorable (unfavorable) metal price lag 1.2 8.8 (18.6) 33.7 Other (0.1) (13.9) (16.1) (24.4) EBITDA 24.8 27.5 122.8 154.0 Interest expense, net (19.4) (27.1) (94.1) (107.4) Benefit from income taxes 6.8 126.9 22.7 129.5 Depreciation and amortization from continuing operations (30.9) (35.3) (123.8) (123.2) Income from discontinued operations, net of tax 6.1 3.7 121.1 34.2 Net (loss) income attributable to Aleris Corporation (12.6) 95.7 48.7 87.1 Net income from discontinued operations attributable to noncontrolling interest — 0.1 0.1 0.9 Net (loss) income ($12.6) $95.8 $48.8 $88.0 For the three months ended December 31, For the year ended December 31,

4Q15 & 4Q14 ADJUSTED EBITDA RECONCILIATION BY SEGMENT

Aleris

($M)

	For the three months ended December 31,		For the year ended December 31,	
	2015	2014	2015	2014
North America				
Segment income	$14.9	$18.9	$107.9	$94.6
Impact of recording inventory at fair value through purchase accounting	—	2.5	—	8.1
(Favorable) unfavorable metal price lag[1]	(3.0)	(2.4)	1.1	(6.8)
Segment Adjusted EBITDA[2]	$11.9	$19.0	$109.1	$96.0
Europe				
Segment income	$32.3	$37.0	$131.8	$147.6
Unfavorable (favorable) metal price lag	1.8	(6.4)	17.4	(26.9)
Segment Adjusted EBITDA[2]	$34.1	$30.5	$149.3	$120.7
Asia Pacific				
Segment income	$1.3	—	—	—
Segment Adjusted EBITDA[3]	$1.3	—	—	—

[1]During the first quarter of 2015, in order to improve consistency in the calculation of metal price lag across the segments, the North America segment modified its calculation of metal price lag to include the impact of the Midwest Premium. This change increased the amount of favorable (unfavorable) metal price lag reported for the North America segment for the three months and year ended December 31, 2015 by approximately $0.4 million and $(14.5) million, respectively.
[2] Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table.
[3]There was no difference between segment income and segment Adjusted EBITDA for this segment.

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4Q & 4Q YTD ADJUSTED EBITDA PER TON RECONCILIATION

Aleris

($M)

	For the three months ended December 31, 2015	For the three months ended December 31, 2014	For the year ended December 31, 2015	For the year ended December 31, 2014
Metric tons of finished product shipped:				
North America	109	121	493	482
Europe[1]	79	70	314	302
Asia Pacific	6	4	22	13
Intersegment shipments	(4)	(1)	(6)	(3)
Total metric tons of finished product shipped	189	194	822	794
Segment Adjusted EBITDA:				
North America[2]	$11.9	$19.0	$109.1	$96.0
Europe	34.1	30.5	149.3	120.7
Asia Pacific	1.3	—	—	—
Corporate	(8.0)	(11.0)	(35.6)	(40.2)
Total Adjusted EBITDA	$39.3	$38.5	$222.8	$176.5
Segment Adjusted EBITDA per ton shipped:				
North America	$110.1	$157.4	$221.0	$199.1
Europe	432.3	437.6	476.0	400.3
Asia Pacific	224.1	*	*	*
Aleris Corporation	$208.1	$199.0	$270.9	$222.3

*Result not meaningful

[1] Finished product shipped excludes slab and billet sales from the Voerde and Koblenz cast houses.

[2] During the first quarter of 2015, in order to improve consistency in the calculation of metal price lag across the segments, the North America segment modified its calculation of metal price lag to include the impact of the Midwest Premium. This change increased the amount of favorable (unfavorable) metal price lag reported for the North America segment for the three months and year ended December 31, 2015 by approximately $0.4 million and $(14.5) million, respectively.

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20 WORKING CAPITAL EXCLUDING NICHOLS 72 84 78 76 21%21% 23% 20% 50 55 60 65 70 75 80 85 90 2012 2015 2014 2013 Total Working Capital Days1 1Excludes Nichols working capital and sales prior to acquisition